                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 26, 2001

                                RADIAN GROUP INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                                      1-11356                                      23-2691170
------------------                            --------------------                            --------------
(State of Organization)                       (Commission File No.)                           (IRS Employer
                                                                                              Identification
                                                                                                  Number)



                               1601 Market Street
                        Philadelphia, Pennsylvania 19103
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (215) 564-6600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On November 26, 2001, Radian Group Inc. announced that its exchange offering for $250,000,000 of its 7.75% Debentures due 2011, which were privately placed under Rule 144A for $250,000,000 worth of 7.75% Debentures due 2011, that have been registered under the Securities Act of 1933 expired at 5:00 p.m. eastern standard time on November 26, 2001. $249,000,000 of its 7.75% Debentures due 2011, which were privately placed under Rule 144A exchanged a like amount of 7.75% Debentures due 2011, that have been registered under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1     Press release dated November 26, 2001.


SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RADIAN GROUP INC.



                                                By:/s/
                                                   -----------------------------



Date:  November 26, 2001